UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2017

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

APRIL 30, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca
➢	iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended April 30, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 15.14% in U.S. dollar terms for the reporting period.

The broad rise in global equity markets was driven in part by increased economic stimulus actions from many of the world’s central banks, including expanded quantitative easing measures and negative interest rates. Other positive factors included a recovery in energy and commodities prices, as well as signs of stabilization in the Chinese economy. Global equity markets also faced a heightened level of volatility, particularly during the first half of the reporting period. For example, the affirmative vote on the United Kingdom’s “Brexit” referendum to leave the European Union, terrorist attacks in France, and an attempted coup in Turkey all contributed to an increase in volatility during the summer of 2016.

The bulk of the advance in global stocks, however, occurred during the last half of the reporting period, following the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business policies, including lower taxes, decreased regulation, and increased fiscal spending, aimed at stimulating U.S. economic growth. These expectations drove a strong global equity market advance that extended through the end of the reporting period, even as uncertainty emerged regarding how quickly the new administration would be able to implement its new policies.

The U.S. equity market returned the strongest performance among developed markets, returning approximately 18% for the reporting period. Despite robust employment growth and healthy consumer spending levels, the U.S. economy grew by 2.0% in 2016 — its slowest calendar-year growth rate since 2011. Nonetheless, U.S. stocks rose sharply based on the post-election optimism about the economy’s future prospects. U.S. stocks remained on a positive trajectory despite two short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the last half of the reporting period, which raised the federal funds interest rate target to a range of 0.75%-1.00%.

Equity markets in the Asia-Pacific region also generated strong returns, gaining approximately 13% in U.S. dollar terms for the reporting period. Hong Kong and Australian stocks were the leading performers, while stock markets in Singapore and New Zealand trailed other markets in the region.

European stock markets returned approximately 11% in U.S. dollar terms for the reporting period. The European Central Bank expanded its quantitative easing measures and maintained a negative interest rate policy, but economic activity across the Continent remained muted. Equity markets in Austria, Spain, and the Netherlands were the top performers, while Denmark was the only European market to decline during the reporting period. In the U.K., the equity market advanced by 20% for the reporting period, but a sharp decline in the British pound in the wake of the “Brexit” vote erased most of those gains, resulting in a 6% return in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, increasing by more than 19% in U.S. dollar terms for the reporting period. Many emerging economies stabilized after several years of slowing growth as commodities prices decreased and export demand began to recover. Emerging markets in Asia generated the strongest returns, led by Taiwan and China, while stock markets in the Middle East trailed broad emerging markets indexes.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ASIA/PACIFIC DIVIDEND ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.13%	17.25%	16.60%	16.13%	17.25%	16.60%
5 Years	3.30%	3.27%	3.60%	17.62%	17.47%	19.32%
Since Inception	3.83%	3.86%	4.13%	21.53%	21.70%	23.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,072.10	$2.52	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ASIA/PACIFIC DIVIDEND ETF

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in developed markets in the Asia/Pacific region, as represented by the Dow Jones Asia/Pacific Select Dividend 30 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 16.13%, net of fees, while the total return for the Index was 16.60%.

As represented by the Index, the high dividend stocks in developed markets in the Asia/Pacific region performed well for the reporting period and generally outperformed the broad international equity markets. These stocks benefited from comparatively attractive valuations and strong investor demand for yield in a relatively low interest rate environment.

Looking at the Index’s performance by country, Australia, which made up more than 50% of the Index on average during the reporting period, contributed the most. Two interest rate cuts by the Reserve Bank of Australia, a recovery in commodities prices, and a record trade surplus in December 2016 helped the country’s economy rebound after contracting in the third quarter of 2016. Hong Kong and Japan were also contributors to the Index’s performance for the reporting period. In contrast, New Zealand and Singapore detracted from the Index’s performance during the reporting period.

In terms of the Index’s performance by sector, dividend paying stocks in the financials sector contributed the most to the Index’s return for the reporting period, driven by the banking industry. The industrials sector was another key contributor to the Index’s performance, led by the capital goods and commercial and professional services industries. Telecommunication services and consumer discretionary were the only sectors to detract from the Index’s performance during the reporting period.

Looking at currency effects, the U.S. dollar gained modestly against the Australian and New Zealand dollars during the reporting period, negatively impacting the Index’s performance in U.S. dollar terms. A stronger U.S. dollar means assets denominated in foreign currencies are worth less when translated back into U.S. dollars.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*

Financials	23.75%
Consumer Discretionary	20.68
Telecommunication Services	18.81
Real Estate	10.57
Industrials	8.83
Utilities	7.45
Materials	5.06
Information Technology	2.61
Energy	2.24

TOTAL	100.00%

ALLOCATION BY COUNTRY As of 4/30/17

Country	Percentage of Total Investments*

Australia	49.38%
Hong Kong	26.98
New Zealand	14.08
Singapore	9.56

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS DIVIDEND ETF

Performance as of April 30, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.22%	23.78%	23.71%	23.22%	23.78%	23.71%
5 Years	(1.30)%	(1.35)%	(1.39)%	(6.32)%	(6.56)%	(6.74)%
Since Inception	(1.69)%	(1.62)%	(1.78)%	(8.44)%	(8.11)%	(8.89)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Beginning Account Value (11/1/16)	Ending Account Value (4/30/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,111.50	$2.57	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2017, the total return for the Fund was 23.22%, net of fees, while the total return for the Index was 23.71%.

As represented by the Index, relatively high dividend paying stocks in emerging markets performed well for the reporting period and generally outperformed broad international equity markets. These stocks benefited from comparatively attractive valuations and strong investor demand for yield in a relatively low interest rate environment.

Looking at the Index’s performance by country, Taiwan, which made up almost one-quarter of the Index on average during the reporting period, contributed the most. The Taiwanese economy remained weak but nevertheless had modest, positive growth during the reporting period, helped by a series of interest rate cuts from the country’s central bank. China, Thailand, and Brazil were other significant contributors to the Index’s performance for the reporting period.

In terms of performance by sector, dividend-paying financials stocks contributed the most to the Index’s performance. Bank stocks led the gains in the sector, benefiting from signs of better economic growth in local economies and generally rising capital markets. The information technology sector was another important source of strength, led by the electronic equipment, instruments, and components industry. The telecommunication services, real estate, materials, and utilities sectors were other significant contributors to the Index’s performance. No single sector detracted from the Index’s performance during the reporting period.

Looking at currency effects, the U.S. dollar declined slightly against the majority of emerging market currencies represented in the Index during the reporting period, benefiting the Index’s performance in U.S. dollar terms. A weaker U.S. dollar means assets denominated in foreign currencies are worth more when translated back into U.S. dollars.

ALLOCATION BY SECTOR As of 4/30/17

Sector	Percentage of Total Investments*

Financials	18.13%
Utilities	14.73
Telecommunication Services	13.74
Information Technology	13.30
Real Estate	11.66
Consumer Discretionary	8.89
Materials	8.26
Energy	5.03
Industrials	4.71
Consumer Staples	1.55

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 4/30/17

Country	Percentage of Total Investments*

Taiwan	24.53%
China	16.23
Russia	12.01
Thailand	10.36
Brazil	8.37
South Africa	5.90
Malaysia	4.09
Chile	3.22
Turkey	3.20
Czech Republic	2.44

TOTAL	90.35%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2016 and held through April 30, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ASIA/PACIFIC DIVIDEND ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 99.65%

AUSTRALIA — 49.21%
Amcor Ltd./Australia	103,961	$1,221,408
AusNet Services	1,284,221	1,680,707
Australia & New Zealand Banking Group Ltd.	62,371	1,528,062
Bendigo & Adelaide Bank Ltd.	179,345	1,652,397
Commonwealth Bank of Australia	23,393	1,529,015
Harvey Norman Holdings Ltd.	468,542	1,468,172
Mineral Resources Ltd.	135,679	1,084,688
Monadelphous Group Ltd.	128,803	1,203,103
National Australia Bank Ltd.	72,044	1,831,855
Suncorp Group Ltd.	152,810	1,577,049
Sydney Airport	321,301	1,655,563
Tabcorp Holdings Ltd.	503,219	1,787,578
Telstra Corp. Ltd.	524,197	1,654,327
Westpac Banking Corp.	61,387	1,609,543
Woodside Petroleum Ltd.	42,353	1,019,259

		22,502,726
HONG KONG — 26.89%
Giordano International Ltd.	3,482,000	1,871,381
Hang Seng Bank Ltd.	54,100	1,096,948
HK Electric Investments & HK Electric Investments Ltd.[a]	1,938,000	1,714,350
Kerry Properties Ltd.	338,500	1,266,511
New World Development Co. Ltd.	959,000	1,194,812
PCCW Ltd.	2,844,000	1,605,282
Sino Land Co. Ltd.	632,000	1,071,000
Swire Pacific Ltd. Class A	133,500	1,285,643
VTech Holdings Ltd.[b]	94,000	1,191,082

		12,297,009
NEW ZEALAND — 14.03%
Sky Network Television Ltd.	1,042,105	2,761,665
SKYCITY Entertainment Group Ltd.	512,608	1,534,419
Spark New Zealand Ltd.	836,061	2,120,922

		6,417,006
SINGAPORE — 9.52%
Singapore Post Ltd.	1,180,400	1,165,452
Singapore Telecommunications Ltd.	460,200	1,231,414
StarHub Ltd.[b]	981,282	1,958,773

		4,355,639

TOTAL COMMON STOCKS
(Cost: $47,049,665)		45,572,380

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.21%

MONEY MARKET FUNDS — 3.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[c,d,e]	1,459,016	$1,459,600
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[c,d]	7,107	7,107

		1,466,707

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,466,521)		1,466,707

TOTAL INVESTMENTS IN SECURITIES — 102.86%
(Cost: $48,516,186)[f]		47,039,087
Other Assets, Less Liabilities — (2.86)%		(1,308,803)

NET ASSETS — 100.00%		$45,730,284

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $48,925,411. Net unrealized depreciation was $1,886,324, of which $1,398,697 represented gross unrealized appreciation on securities and $3,285,021 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® ASIA/PACIFIC DIVIDEND ETF

April 30, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$45,572,380	$—	$—	$45,572,380
Money market funds	1,466,707	—	—	1,466,707

Total	$47,039,087	$—	$—	$47,039,087

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2017

Security	Shares	Value
COMMON STOCKS — 95.04%

BRAZIL — 7.21%
AES Tiete Energia SA	450,000	$1,897,743
Banco do Brasil SA	255,000	2,618,717
CCR SA	360,000	1,991,997
EDP – Energias do Brasil SA	761,800	3,195,997
Engie Brasil Energia SA	135,000	1,434,913
Multiplus SA	420,000	5,131,174
Transmissora Alianca de Energia Eletrica SA Units	735,000	5,287,092

		21,557,633
CHILE — 3.20%
Itau CorpBanca	1,048,365,450	9,565,398

		9,565,398
CHINA — 16.15%
Agile Group Holdings Ltd.	1,800,000	1,610,790
Agricultural Bank of China Ltd. Class H	5,400,000	2,492,559
ANTA Sports Products Ltd.	450,000	1,264,216
Bank of China Ltd. Class H	4,800,000	2,326,697
Belle International Holdings Ltd.	2,499,000	1,693,300
China Construction Bank Corp. Class H	2,850,000	2,315,896
China Evergrande Group[a]	4,350,000	4,647,800
China Power International Development Ltd.	10,650,000	3,971,045
China Shanshui Cement Group Ltd.[a,b]	1,012,000	55,951
Datang International Power Generation Co. Ltd. Class H	12,600,000	3,758,510
Guangzhou R&F Properties Co. Ltd. Class H	3,780,000	6,366,786
Huadian Power International Corp. Ltd. Class H	10,500,000	4,428,130
Huaneng Power International Inc. Class H	6,900,000	4,764,097
Industrial & Commercial Bank of China Ltd. Class H	3,750,000	2,449,357
Shenzhen Investment Ltd.	6,000,000	2,723,223
Shougang Fushan Resources Group Ltd.	6,300,000	1,158,334
Zhejiang Expressway Co. Ltd. Class H	1,800,000	2,240,294

		48,266,985

Security	Shares	Value
CZECH REPUBLIC — 2.43%
CEZ AS	229,500	$4,006,074
Komercni Banka AS	84,300	3,266,607

		7,272,681
GREECE — 1.70%
OPAP SA	512,295	5,076,558

		5,076,558
INDIA — 0.72%
Reliance Industries Ltd. GDR[c]	49,950	2,160,337

		2,160,337
INDONESIA — 1.43%
Bank Pembangunan Daerah Jawa Timur Tbk PT	83,205,000	4,276,047

		4,276,047
MALAYSIA — 4.07%
Berjaya Sports Toto Bhd[a]	3,990,013	2,582,800
British American Tobacco Malaysia Bhd	195,000	2,041,189
Malayan Banking Bhd[a]	1,380,000	3,045,473
Public Bank Bhd	300,000	1,379,406
Sime Darby Bhd	660,000	1,418,521
Telekom Malaysia Bhd	1,140,000	1,696,476

		12,163,865
MEXICO — 1.53%
Grupo Financiero Santander Mexico SAB de CV Series B	2,535,000	4,568,350

		4,568,350
PHILIPPINES — 2.02%
Globe Telecom Inc.	54,750	2,277,004
PLDT Inc.	106,500	3,772,741

		6,049,745
POLAND — 1.08%
Powszechny Zaklad Ubezpieczen SA	291,450	3,213,970

		3,213,970
RUSSIA — 8.62%
MegaFon PJSC GDR[d]	432,300	4,621,287
MMC Norilsk Nickel PJSC	21,300	3,286,200
Mobile TeleSystems PJSC ADR	284,550	2,936,556
PhosAgro PJSC GDR[d]	236,700	3,491,325
Rostelecom PJSC	2,526,400	3,313,528
Severstal PJSC	284,530	3,884,052
Unipro PJSC	95,400,000	4,231,582

		25,764,530

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2017

Security	Shares	Value
SOUTH AFRICA — 5.87%
Barloworld Ltd.	144,150	$1,296,986
Coronation Fund Managers Ltd.	585,600	2,773,601
Foschini Group Ltd. (The)	160,800	1,917,766
MTN Group Ltd.	438,150	4,141,289
RMB Holdings Ltd.	425,550	1,950,368
Tiger Brands Ltd.	35,850	1,082,029
Truworths International Ltd.	361,050	2,334,298
Woolworths Holdings Ltd./South Africa	377,700	2,046,007

		17,542,344
TAIWAN — 24.40%
Asia Cement Corp.	1,650,000	1,629,711
Asustek Computer Inc.	300,000	2,948,195
Casetek Holdings Ltd.	1,016,000	3,013,887
Chunghwa Telecom Co. Ltd.	750,000	2,535,547
Far EasTone Telecommunications Co. Ltd.	900,000	2,216,367
Farglory Land Development Co. Ltd.	3,000,263	4,067,176
Gigabyte Technology Co. Ltd.	1,800,000	2,383,414
Highwealth Construction Corp.	3,150,500	5,315,052
Huaku Development Co. Ltd.	1,650,000	3,784,429
IEI Integration Corp.	1,050,000	1,595,655
Inventec Corp.	3,450,475	2,567,471
Lite-On Technology Corp.	1,507,252	2,627,737
Makalot Industrial Co. Ltd.	722,000	3,039,144
MediaTek Inc.	300,000	2,157,701
Merry Electronics Co. Ltd.	600,000	3,559,710
Novatek Microelectronics Corp.	900,000	3,460,276
Radiant Opto-Electronics Corp.	1,500,000	3,132,147
Simplo Technology Co. Ltd.	869,000	2,909,052
Synnex Technology International Corp.	1,650,000	1,788,307
Systex Corp.	1,604,000	3,221,716
Taiwan Cement Corp.	1,200,000	1,396,043
Taiwan Mobile Co. Ltd.	600,000	2,217,361
TSRC Corp.	1,050,925	1,203,456
U-Ming Marine Transport Corp.	1,200,000	1,215,074
Wan Hai Lines Ltd.	4,650,000	2,573,829
Wistron NeWeb Corp.	600,124	1,722,539
WPG Holdings Ltd.	1,950,000	2,472,159
Yeong Guan Energy Technology Group Co. Ltd.	722,000	2,189,619

		72,942,774

Security	Shares	Value
THAILAND — 10.31%
Advanced Info Service PCL NVDR	570,000	$2,883,782
Charoen Pokphand Foods PCL NVDR	1,935,000	1,496,422
Glow Energy PCL NVDR	1,470,000	3,484,822
Intouch Holdings PCL NVDR	2,085,000	3,224,848
Jasmine International PCL NVDR	11,370,000	2,826,886
Kiatnakin Bank PCL NVDR	2,190,000	4,321,119
Land & Houses PCL NVDR[a]	10,869,100	3,236,535
PTT Global Chemical PCL NVDR	870,000	1,886,383
Sansiri PCL NVDR	48,195,066	2,925,980
Siam Cement PCL (The) NVDR	109,000	1,689,043
Thai Oil PCL NVDR	1,260,000	2,841,284

		30,817,104
TURKEY — 3.18%
Eregli Demir ve Celik Fabrikalari TAS	1,466,700	2,686,800
Tofas Turk Otomobil Fabrikasi AS	163,500	1,360,909
Turk Telekomunikasyon AS	1,214,400	2,180,196
Turk Traktor ve Ziraat Makineleri AS	149,550	3,280,316

		9,508,221
UNITED ARAB EMIRATES — 1.12%
Dubai Islamic Bank PJSC	2,127,300	3,359,199

		3,359,199

TOTAL COMMON STOCKS
(Cost: $269,018,109)		284,105,741

PREFERRED STOCKS — 4.44%

BRAZIL — 1.11%
Cia. Energetica de Minas Gerais, Preference Shares	1,200,063	3,331,424

		3,331,424
RUSSIA — 3.33%
Surgutneftegas OJSC, Preference Shares	18,390,000	9,946,314

		9,946,314

TOTAL PREFERRED STOCKS
(Cost: $13,278,601)		13,277,738

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.16%

MONEY MARKET FUNDS — 2.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.13%[e,f,g]	6,333,570	$6,336,103
BlackRock Cash Funds: Treasury, SL Agency Shares
0.67%[e,f]	122,185	122,185

		6,458,288

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,456,197)		6,458,288

TOTAL INVESTMENTS IN SECURITIES — 101.64%
(Cost: $288,752,907)[h]		303,841,767
Other Assets, Less Liabilities — (1.64)%		(4,909,593)

NET ASSETS — 100.00%		$298,932,174

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $296,291,338. Net unrealized appreciation was $7,550,429, of which $25,977,852 represented gross unrealized appreciation on securities and $18,427,423 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$282,356,490	$1,693,300	$55,951	$284,105,741
Preferred stocks	13,277,738	—	—	13,277,738
Money market funds	6,458,288	—	—	6,458,288

Total	$302,092,516	$1,693,300	$55,951	$303,841,767

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Statements of Assets and Liabilities

iSHARES®, INC.

April 30, 2017

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$47,049,665	$282,296,710
Affiliated (Note 2)	1,466,521	6,456,197

Total cost of investments	$48,516,186	$288,752,907

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$45,572,380	$297,383,479
Affiliated (Note 2)	1,466,707	6,458,288

Total fair value of investments	47,039,087	303,841,767
Foreign currency, at value[b]	39,625	393,722
Receivables:
Dividends and interest	129,054	940,751
Capital shares sold	—	1,012,721
Tax reclaims	—	3,862

Total Assets	47,207,766	306,192,823

LIABILITIES
Payables:
Investment securities purchased	—	811,724
Collateral for securities on loan (Note 1)	1,459,018	6,332,451
Investment advisory fees (Note 2)	18,464	116,474

Total Liabilities	1,477,482	7,260,649

NET ASSETS	$45,730,284	$298,932,174

Net assets consist of:
Paid-in capital	$54,944,614	$371,828,143
Undistributed net investment income	105,631	172,204
Accumulated net realized loss	(7,842,236)	(88,172,662)
Net unrealized appreciation (depreciation)	(1,477,725)	15,104,489

NET ASSETS	$45,730,284	$298,932,174

Shares outstanding[c]	950,000	7,500,000

Net asset value per share	$48.14	$39.86

[a]	Securities on loan with values of $1,387,462 and $5,938,147, respectively. See Note 1.
[b]	Cost of foreign currency: $39,653 and $388,814, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended April 30, 2017

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,583,023	$10,563,259
Dividends — affiliated (Note 2)	184	1,394
Securities lending income — affiliated — net (Note 2)	27,271	205,926

	3,610,478	10,770,579
Less: Other foreign taxes (Note 1)	—	(9,336)

Total investment income	3,610,478	10,761,243

EXPENSES
Investment advisory fees (Note 2)	301,547	1,191,182

Total expenses	301,547	1,191,182
Less investment advisory fees waived (Note 2)	—	(73,967)

Net expenses	301,547	1,117,215

Net investment income	3,308,931	9,644,028

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,884,550)	(4,167,891)
Investments — affiliated (Note 2)	395	1,561
In-kind redemptions — unaffiliated	6,172,711	5,182,535
Foreign currency transactions	(32,959)	(18,695)
Realized gain distributions from affiliated funds	1	17

Net realized gain	4,255,598	997,527

Net change in unrealized appreciation/depreciation on:
Investments	620,170	33,292,637
Translation of assets and liabilities in foreign currencies	(3,464)	1,224

Net change in unrealized appreciation/depreciation	616,706	33,293,861

Net realized and unrealized gain	4,872,304	34,291,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,181,235	$43,935,416

[a]	Net of foreign withholding tax of $117,081 and $1,389,463, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,308,931	$2,060,376	$9,644,028	$9,018,318
Net realized gain (loss)	4,255,598	(8,885,785)	997,527	(53,530,191)
Net change in unrealized appreciation/depreciation	616,706	1,425,578	33,293,861	(11,810,246)

Net increase (decrease) in net assets resulting from operations	8,181,235	(5,399,831)	43,935,416	(56,322,119)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,170,341)	(2,016,323)	(9,244,146)	(8,803,104)
Return of capital	—	(57,564)	—	(296,548)

Total distributions to shareholders	(3,170,341)	(2,073,887)	(9,244,146)	(9,099,652)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	87,683,305	24,565,368	188,728,446	48,465,162
Cost of shares redeemed	(103,206,971)	(15,968,208)	(76,898,000)	(42,194,813)

Net increase (decrease) in net assets from capital share transactions	(15,523,666)	8,597,160	111,830,446	6,270,349

INCREASE (DECREASE) IN NET ASSETS	(10,512,772)	1,123,442	146,521,716	(59,151,422)

NET ASSETS
Beginning of year	56,243,056	55,119,614	152,410,458	211,561,880

End of year	$45,730,284	$56,243,056	$298,932,174	$152,410,458

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$105,631	$—	$172,204	$(208,999)

SHARES ISSUED AND REDEEMED
Shares sold	1,900,000	600,000	5,150,000	1,100,000
Shares redeemed	(2,250,000)	(400,000)	(2,150,000)	(1,200,000)

Net increase (decrease) in shares outstanding	(350,000)	200,000	3,000,000	(100,000)

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Asia/Pacific Dividend ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$43.26	$50.11	$57.27	$61.76	$52.74

Income from investment operations:
Net investment income[a]	2.46	2.13	2.38	2.61	2.71
Net realized and unrealized gain (loss)[b]	4.38	(6.69)	(6.85)	(4.04)	8.86

Total from investment operations	6.84	(4.56)	(4.47)	(1.43)	11.57

Less distributions from:
Net investment income	(1.96)	(2.23)	(2.69)	(3.06)	(2.55)
Return of capital	—	(0.06)	—	—	—

Total distributions	(1.96)	(2.29)	(2.69)	(3.06)	(2.55)

Net asset value, end of year	$48.14	$43.26	$50.11	$57.27	$61.76

Total return	16.13%	(8.74)%	(8.04)%	(1.78)%	22.87%

Ratios/Supplemental data:
Net assets, end of year (000s)	$45,730	$56,243	$55,120	$48,676	$43,229
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	5.38%	5.03%	4.47%	4.77%	4.99%
Portfolio turnover rate[c]	37%	32%	40%	33%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF
	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013
Net asset value, beginning of year	$33.87	$45.99	$48.33	$53.80	$53.23

Income from investment operations:
Net investment income[a]	1.52	1.83	2.00	1.96	2.02
Net realized and unrealized gain (loss)[b]	6.06	(12.13)	(2.45)	(5.18)	0.56

Total from investment operations	7.58	(10.30)	(0.45)	(3.22)	2.58

Less distributions from:
Net investment income	(1.59)	(1.76)	(1.89)	(2.25)	(2.01)
Return of capital	—	(0.06)	—	—	—

Total distributions	(1.59)	(1.82)	(1.89)	(2.25)	(2.01)

Net asset value, end of year	$39.86	$33.87	$45.99	$48.33	$53.80

Total return	23.22%	(22.45)%	(0.91)%	(5.86)%	5.09%

Ratios/Supplemental data:
Net assets, end of year (000s)	$298,932	$152,410	$211,562	$178,838	$131,806
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees	0.52%	0.68%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets	4.23%	5.31%	4.42%	4.01%	3.80%
Portfolio turnover rate[c]	68%	67%	59%	44%	41%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended April 30, 2017, April 30, 2016, April 30, 2015, April 30, 2014 and April 30, 2013 were 54%, 55%, 43%, 39% and 41%, respectively. See Note 4.

See notes to financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Asia/Pacific Dividend	Non-diversified
Emerging Markets Dividend	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES®, INC.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration factors that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated and recorded as a reduction of cost of the related investment and/or reclassified to capital gains. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES®, INC.

current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On October 11, 2016, BlackRock, Inc. (“BlackRock”) implemented changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting the cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Asia/Pacific Dividend
Goldman Sachs & Co.	$179,622	$179,622	$—
Morgan Stanley & Co. LLC	1,192,669	1,192,669	—
State Street Bank & Trust Company	15,171	15,171	—

	$1,387,462	$1,387,462	$—

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Emerging Markets Dividend
Citigroup Global Markets Inc.	$294,361	$294,361	$—
Goldman Sachs & Co.	236,879	236,879	—
Morgan Stanley & Co. International PLC	1,374,165	1,374,165	—
Morgan Stanley & Co. LLC	4,032,742	4,032,742	—

	$5,938,147	$5,938,147	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued a new rule, Investment Company Reporting Modernization, that modernizes and enhances the reporting and disclosure of information by registered investment companies. As part of these changes, the new rule amends Regulation S-X to require standardized, enhanced disclosures related to derivatives and updates to other disclosures in investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact, if any, of these changes on the Funds’ financial statements.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent Directors).

For its investment advisory services to the iShares Asia/Pacific Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.49%, accrued daily and paid monthly by the Funds, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares Emerging Markets Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.49%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to August 1, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.68% based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through August 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds. BFA also contractually agreed to waive any additional portion of its investment advisory fees for the Fund through August 31, 2017 necessary to limit total annual operating expenses to 0.49% of average daily net assets. This contractual waiver was terminated effective August 1, 2016, pursuant to a written agreement between the Company and BFA, and in conjunction with the annual advisory fee reduction from 0.68% to 0.49%.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES®, INC.

operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Asia/Pacific Dividend	$6,688
Emerging Markets Dividend	49,597

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2017, the purchases and sales transactions executed by the iShares Asia/Pacific Dividend ETF pursuant to Rule 17a-7 under the 1940 Act were $793,456 and $296,697, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Emerging Markets Dividend ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2017 were as follows:

iShares ETF	Purchases	Sales
Asia/Pacific Dividend	$22,279,418	$22,378,393
Emerging Markets Dividend	204,200,865	152,935,060

In-kind transactions (see Note 4) for the year ended April 30, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Asia/Pacific Dividend	$86,966,066	$102,308,648
Emerging Markets Dividend	102,724,197	42,327,021

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES®, INC.

by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2017, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Asia/Pacific Dividend	$3,246,373	$(32,959)	$(3,213,414)
Emerging Markets Dividend	3,615,679	(18,679)	(3,597,000)

The tax character of distributions paid during the years ended April 30, 2017 and April 30, 2016 was as follows:

iShares ETF	2017	2016
Asia/Pacific Dividend
Ordinary income	$3,170,341	$2,016,323
Return of capital	—	57,564

	$3,170,341	$2,073,887

Emerging Markets Dividend
Ordinary income	$9,244,146	$8,803,104
Return of capital	—	296,548

	$9,244,146	$9,099,652

As of April 30, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Asia/Pacific Dividend	$105,631	$(7,433,011)	$(1,886,950)	$(9,214,330)
Emerging Markets Dividend	262,810	(80,727,897)	7,569,118	(72,895,969)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of April 30, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Asia/Pacific Dividend	$7,433,011
Emerging Markets Dividend	80,727,897

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. The Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2017:

iShares ETF	Qualified Dividend Income
Asia/Pacific Dividend	$2,488,805
Emerging Markets Dividend	6,523,967

For the fiscal year ended April 30, 2017, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia/Pacific Dividend	$3,700,104	$117,081
Emerging Markets Dividend	11,952,722	1,391,603

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Asia/Pacific Dividend	$1.955754	$—	$—	$1.955754	100%	—%	—%	100%
Emerging Markets Dividend	1.566128	—	0.026089	1.592217	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Fund. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	33

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Asia/Pacific Dividend ETF Period Covered: February 23, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	2	0.16
Greater than 1.5% and Less than 2.0%	19	1.48
Greater than 1.0% and Less than 1.5%	75	5.84
Greater than 0.5% and Less than 1.0%	254	19.77
Greater than 0.0% and Less than 0.5%	444	34.54
At NAV	8	0.62
Less than 0.0% and Greater than –0.5%	318	24.75
Less than –0.5% and Greater than –1.0%	115	8.95
Less than –1.0% and Greater than –1.5%	29	2.26
Less than –1.5% and Greater than –2.0%	12	0.93
Less than –2.0% and Greater than –2.5%	7	0.54
Less than –2.5%	1	0.08

	1,285	100.00%

iShares Emerging Markets Dividend ETF

Period Covered: February 23, 2012 through March 31, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	3	0.23
Greater than 1.5% and Less than 2.0%	15	1.17
Greater than 1.0% and Less than 1.5%	88	6.85
Greater than 0.5% and Less than 1.0%	302	23.50
Greater than 0.0% and Less than 0.5%	417	32.46
At NAV	7	0.54
Less than 0.0% and Greater than –0.5%	270	21.01
Less than –0.5% and Greater than –1.0%	123	9.57
Less than –1.0% and Greater than –1.5%	42	3.27
Less than –1.5% and Greater than –2.0%	8	0.62
Less than –2.0% and Greater than –2.5%	5	0.39
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,285	100.00%

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 334 funds (as of April 30, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares, Inc., iShares Trust and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (2011-2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	35

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (17 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (62)	Director (since 2017).	Retired; Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	37

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-407-0417

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2017, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the two series of the Registrant for which the fiscal year-end is April 30, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $31,600 for the fiscal year ended April 30, 2016 and $31,000 for the fiscal year ended April 30, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2016 and April 30, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $7,562 for the fiscal year ended April 30, 2016 and $7,562 for the fiscal year ended April 30, 2017.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2016 and April 30, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $7,562 for the fiscal year ended April 30, 2016 and $7,562 for the fiscal year ended April 30, 2017. The aggregate non-audit fees for the fiscal year ended April 30, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended April 30, 2016 as this report excludes non-audit fees for services that were rendered to the Registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the Registrant but that were not related to the Registrant.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	June 29, 2017

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 29, 2017